UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

InPoint Commercial Real Estate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-40833	32-0506267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 826-8228

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	ICR PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

For the year ended December 31, 2025, InPoint Commercial Real Estate Income, Inc. (the "Company") paid common stock cash distributions of approximately $12.6 million and preferred stock cash distributions of approximately $6.0 million. For income tax purposes for the common stock distributions, 100% were treated as nondividend distributions (which are treated for income tax purposes as a return of capital to the extent of a stockholder's basis in its shares and thereafter as capital gain). For income tax purposes for the preferred stock distributions, all of the distributions were treated as ordinary dividends. The following table denotes the nature of the Company's monthly cash distributions paid in 2025 for income tax purposes only. Stockholders are advised to consult with their tax advisors about the specific tax treatment of distributions paid by the Company in 2025. All amounts are stated in dollars per share.

Record Date(s)	Distribution Payment Date	Total Cash Distributions	Ordinary Dividend	Capital Gain	Nondividend Distributions

Class P Common Stock:
December 31, 2024	January 17, 2025	$0.1042	$—	$—	$0.1042
January 31, 2025	February 19, 2025	$0.1042	$—	$—	$0.1042
February 28, 2025	March 18, 2025	$0.1042	$—	$—	$0.1042
March 31, 2025	April 17, 2025	$0.1042	$—	$—	$0.1042
April 30, 2025	May 19, 2025	$0.1042	$—	$—	$0.1042
May 31, 2025	June 18, 2025	$0.1042	$—	$—	$0.1042
June 30, 2025	July 17, 2025	$0.1042	$—	$—	$0.1042
July 31, 2025	August 19, 2025	$0.1042	$—	$—	$0.1042
August 31, 2025	September 17, 2025	$0.1042	$—	$—	$0.1042
September 30, 2025	October 17, 2025	$0.1042	$—	$—	$0.1042
October 31, 2025	November 18, 2025	$0.1042	$—	$—	$0.1042
November 30, 2025	December 17, 2025	$0.1042	$—	$—	$0.1042

Class A Common Stock:
December 31, 2024	January 17, 2025	$0.1042	$—	$—	$0.1042
January 31, 2025	February 19, 2025	$0.1042	$—	$—	$0.1042
February 28, 2025	March 18, 2025	$0.1042	$—	$—	$0.1042
March 31, 2025	April 17, 2025	$0.1042	$—	$—	$0.1042
April 30, 2025	May 19, 2025	$0.1042	$—	$—	$0.1042
May 31, 2025	June 18, 2025	$0.1042	$—	$—	$0.1042
June 30, 2025	July 17, 2025	$0.1042	$—	$—	$0.1042
July 31, 2025	August 19, 2025	$0.1042	$—	$—	$0.1042
August 31, 2025	September 17, 2025	$0.1042	$—	$—	$0.1042
September 30, 2025	October 17, 2025	$0.1042	$—	$—	$0.1042
October 31, 2025	November 18, 2025	$0.1042	$—	$—	$0.1042
November 30, 2025	December 17, 2025	$0.1042	$—	$—	$0.1042

Class D Common Stock:
December 31, 2024	January 17, 2025	$0.1007	$—	$—	$0.1007
January 31, 2025	February 19, 2025	$0.1007	$—	$—	$0.1007
February 28, 2025	March 18, 2025	$0.1010	$—	$—	$0.1010
March 31, 2025	April 17, 2025	$0.1007	$—	$—	$0.1007
April 30, 2025	May 19, 2025	$0.1009	$—	$—	$0.1009
May 31, 2025	June 18, 2025	$0.1007	$—	$—	$0.1007
June 30, 2025	July 17, 2025	$0.1009	$—	$—	$0.1009
July 31, 2025	August 19, 2025	$0.1007	$—	$—	$0.1007
August 31, 2025	September 17, 2025	$0.1007	$—	$—	$0.1007
September 30, 2025	October 17, 2025	$0.1009	$—	$—	$0.1009
October 31, 2025	November 18, 2025	$0.1009	$—	$—	$0.1009
November 30, 2025	December 17, 2025	$0.1010	$—	$—	$0.1010

Class I Common Stock:
December 31, 2024	January 17, 2025	$0.1042	$—	$—	$0.1042
January 31, 2025	February 19, 2025	$0.1042	$—	$—	$0.1042
February 28, 2025	March 18, 2025	$0.1042	$—	$—	$0.1042

March 31, 2025	April 17, 2025	$0.1042	$—	$—	$0.1042
April 30, 2025	May 19, 2025	$0.1042	$—	$—	$0.1042
May 31, 2025	June 18, 2025	$0.1042	$—	$—	$0.1042
June 30, 2025	July 17, 2025	$0.1042	$—	$—	$0.1042
July 31, 2025	August 19, 2025	$0.1042	$—	$—	$0.1042
August 31, 2025	September 17, 2025	$0.1042	$—	$—	$0.1042
September 30, 2025	October 17, 2025	$0.1042	$—	$—	$0.1042
October 31, 2025	November 18, 2025	$0.1042	$—	$—	$0.1042
November 30, 2025	December 17, 2025	$0.1042	$—	$—	$0.1042

Class T Common Stock:
December 31, 2024	January 17, 2025	$0.0922	$—	$—	$0.0922
January 31, 2025	February 19, 2025	$0.0923	$—	$—	$0.0923
February 28, 2025	March 18, 2025	$0.0934	$—	$—	$0.0934
March 31, 2025	April 17, 2025	$0.0923	$—	$—	$0.0923
April 30, 2025	May 19, 2025	$0.0930	$—	$—	$0.0930
May 31, 2025	June 18, 2025	$0.0925	$—	$—	$0.0925
June 30, 2025	July 17, 2025	$0.0929	$—	$—	$0.0929
July 31, 2025	August 19, 2025	$0.0924	$—	$—	$0.0924
August 31, 2025	September 17, 2025	$0.0924	$—	$—	$0.0924
September 30, 2025	October 17, 2025	$0.0929	$—	$—	$0.0929
October 31, 2025	November 18, 2025	$0.0930	$—	$—	$0.0930
November 30, 2025	December 17, 2025	$0.0934	$—	$—	$0.0934

Series A Cumulative Redeemable Preferred Stock:
March 15, 2025	March 28, 2025	$0.4219	$—	$—	$0.4219
June 15, 2025	June 30, 2025	$0.4219	$—	$—	$0.4219
September 15, 2025	September 30, 2025	$0.4219	$—	$—	$0.4219
December 15, 2025	December 30, 2025	$0.4219	$—	$—	$0.4219

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	January 26, 2026	By:	/s/ Catherine L. Lynch
Catherine L. Lynch Chief Financial Officer